SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                           - - - - - - - - - - -

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported) January 30, 2001


                                ZiLOG, INC.
           (Exact Name of Registrant as Specified in its Charter)


         001-13748                                  13-3092996
   (Commission File Number)                 (IRS Employer Identification No.)


          910 East Hamilton Avenue
            Campbell, California                                  95008
      (Address of Principal Executive Offices)                  (Zip Code)


                               (408) 558-8500
            (Registrant's Telephone Number, including Area Code)



         On January 30, 2001, we issued a press release relating to the resignation of Curtis J. Crawford as the Chief Executive Officer of ZiLOG, Inc. This press release is attached as exhibit 99.1 and is incorporated herein by reference.


ITEM 5   EXHIBITS

EXHIBIT NO.        DESCRIPTION

99.1               Press release, dated January 30, 2001 of ZiLOG, Inc.



                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  January 31, 2001

                                      ZiLOG, INC.


                                      By: /s/ Eric Mogensen
                                      -----------------------------------
                                      Name:  Eric Mogensen
                                      Title: Corporate Counsel



                               EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION

99.1            Press release, dated January 30, 2001 of ZiLOG, Inc.